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                                                                    EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of HEI, Inc. (the "Company") on Form 10-Q for the quarter ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony J. Fant, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ ANTHONY J. FANT
                                       -----------------------------------------

                                       Anthony J. Fant
                                       Chairman and Chief Executive Officer

Date: January 14, 2003


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of HEI, Inc. (the "Company") on Form 10-Q for the quarter ended November 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steve E. Tondera, Jr., Chief Financial Officer, Treasurer, Vice President Finance and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ STEVE E. TONDERA, JR.
                                       -----------------------------------------

                                       Steve E. Tondera, Jr.
                                       Chief Financial Officer, Treasurer, Vice
                                       President Finance and Secretary
Date: January 14, 2003